                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 August 15, 1997


                      Banc One Auto Grantor Trust 1996 - B
                    (Issuer with respect to the Certificates)

                            Banc One ABS Corporation
             (Exact name of registrant as specified in its charter)



                                      Ohio
                  (State or other jurisdiction of organization)



       333-3457                                           31-1467431
(Commission File Number)                    (IRS Employer Identification Number)



       c/o Bank One, Arizona, N.A., as Servicer, 201 North Central Avenue,
                     Attn: Tom Lewis, Phoenix, Arizona 85004
               (Address of Principal Executive Offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (602) 221-3704
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ITEM 5.           OTHER EVENTS

                  On August 15, 1997 (the "Distribution Date"), Banc One Auto Grantor Trust 1996-B (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the Trust's Class A 6.55% Asset Backed Certificates and Class B 6.70% Asset Backed Certificates. The amount of such distribution was based upon the information set forth in the Monthly Statement (the "Original Monthly Statement") reflecting the Trust's activities for the Interest Period from July 15, 1997 through August 14, 1997 (the "Interest Period") and for the Collection Period from July 1, 1997 through July 31, 1997 (the "July 1997 Collection Period"). The Original Monthly Statement was delivered to Bankers Trust Company, as trustee (the "Trustee") on or about August 13, 1997.

                  On August 25, 1997, Bank One, Arizona, N.A., as servicer (the "Servicer"), provided notice to the Trustee of the Servicer's discovery of errors in the Original Monthly Statement which affected, among other things, the reported amount of principal and interest collections received by the Trust during the Collection Period and the amounts of principal and interest actually distributed to Certificateholders on the August 1997 Distribution Date.

                  Included as Exhibit 99.1 hereto is an amended and restated Monthly Statement (the "Amended Monthly Statement") reflecting the Trust's activities for the Interest Period and for the July 1997 Collection Period in substitution for the Original Monthly Statement.

                  Also, on August 25, 1997, the Servicer notified the Trustee of its discovery of errors in each of the Original Monthly Statements beginning with the Original Monthly Statement reflecting the Trust's activities for the Collection Period from June 1, 1996 through June 30, 1996 (the "June 1996 Collection Period") and continuing with each successive Original Monthly Statement through and including the Original Monthly Statement reflecting the Trust's activities for the July 1997 Collection Period. Included as Exhibit 99.2 hereto is a month-by-month reconciliation disclosing certain amounts reported on each Original Monthly Statement, the respective amounts as they should have been reported in the Original Monthly Statement (each an "Amended Monthly Statement") and any variance between each Original Monthly Statement and the Amended Monthly Statement for such period.

                  The Servicer and the Trustee are currently in discussions to satisfactorily determine the appropriate manner in which to cause former and present Certificateholders to receive all amounts due and oweing them through the July 1997 Collection Period. Accordingly, based on these discussions, the Servicer proposes to submit a month-by-month reconciliation to the Trustee and the Depository Trust Company on or before September 5, 1997 indicating the applicable amounts of principal and/or interest underpaid in each respective Distribution Date beginning with the September 1996 Distribution Date through and including the August 1997 Distribution Date. The aggregate amount of the principal and/or interest underpaid in these months, which approximates $1,500,000, will be deposited by the Servicer, from its own funds, into the Collection Account for subsequent distribution by the Depository Trust Company to the holders of record for each respective Distribution Date, on or before the September 1997 Distribution Date. For the July 1996 and August 1996 Distribution Dates, the Servicer overpaid in the aggregate approximately $121,000 in principal and underpaid approximately $600 in interest. Due to the net cash overpayment to the Trust in these two respective Distribution Dates, the Servicer will waive all claims with respect to the principal amount overpaid.

                  This report on Form 8-K is being filed in accordance with a no-action letter dated August 16, 1995 issued by the staff of the Division of Corporation Finance of the Securities and Exchange Commission to Bank One, Texas, N.A., as originator and servicer of Bank One Auto Trust 1995-A.


ITEM 7.           EXHIBITS

                  See page 4 for Exhibit Index
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SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               BANC ONE AUTO GRANTOR TRUST 1996-B

                               By: Bank One, Arizona, N.A., as Servicer on .. behalf of the Trust


Date: August 28, 1997          By:  / s/ Tom Lewis
     ------------------            -------------------------------
                               Name:     Tom Lewis

                               Title:    Vice President
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EXHIBIT INDEX


Exhibit    Description                                                      Page
-------    -----------                                                      ----
99.1       Amended and Restated Monthly Statement to
           Certificateholders ..........................................   5-13

99.2       Reconciliation of Amended and Original Monthly Statements ....  14-30
